Exhibit 99.2

The PMI Group, Inc.

First Quarter 2009

Financial Supplement

THE PMI GROUP, INC. AND SUBSIDIARIES

FINANCIAL RESULTS AND STATISTICAL INFORMATION FOR THE PERIOD ENDED MARCH 31, 2009

THE PMI GROUP, INC. AND SUBSIDIARIES

FINANCIAL RESULTS AND STATISTICAL INFORMATION FOR THE PERIOD ENDED MARCH 31, 2009

Notes to Financial Results and Statistical Information:

(1)

Effective January 1, 2008, The PMI Group, Inc. (the “Company”) adopted SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities—Including an Amendment of FASB Statement No. 115 (“SFAS No. 159”). The Company elected to adopt the fair value option for certain corporate debt on the adoption date. The Company’s net income included a $18.5 million and $28.7 million gain for the three months ended March 31, 2009 and 2008, respectively, related to fair value adjustments for these debt instruments.

(2)

At September 30, 2008, the carrying value of our investment in RAM Reinsurance Company, Ltd. (“RAM Re”) was $6.5 million. During the fourth quarter of 2008, we recognized equity in losses from RAM Re of $6.5 million which decreased our investment in RAM Re to zero. Additionally, the Company impaired its investment in FGIC in the first quarter and reduced the carrying value of its investment in FGIC to zero. This reduction resulted in an $88.0 million net realized investment loss in the consolidated statement of operations and $15.6 million loss in other comprehensive income in the first quarter of 2008. Due to the Company’s impairment of its investment in FGIC to zero, the Company did not recognize any equity in earnings (losses) from FGIC in 2009.

(3)	Other underwriting and operating expenses in the International segment include severance costs related to the reconfiguration of PMI Europe.

(4)

For the quarter ended March 31, 2009 and 2008, the Company’s equity in earnings (losses) from unconsolidated subsidiaries include CMG Mortgage Insurance Company, CMG Mortgage Reinsurance Company and CMG Mortgage Assurance Company (collectively, “CMG MI”), RAM Re and certain limited partnership interests.

(5)

Due to the net loss in the quarter ended March 31, 2009 and 2008, normally dilutive components of shares outstanding such as stock options were not included in fully diluted shares outstanding as their inclusion would have been anti-dilutive.

(6)

U.S. Mortgage Insurance Operations segment includes the operating results of PMI Mortgage Insurance Co. and affiliated U.S. mortgage insurance and reinsurance companies (collectively, “PMI”). CMG Mortgage Insurance Company and its affiliates are accounted for under the equity method of accounting and their operating results are in equity in earnings from unconsolidated subsidiaries.

(7)	International Operations segment includes PMI Europe and PMI Canada. PMI Australia and PMI Asia are reported as discontinued operations for all periods presented.

(8)

Financial Guaranty segment represents our equity investments in FGIC Corporation and RAM Re. PMI Guaranty Co.’s (“PMI Guaranty”) operating results are reported as discontinued operations for all periods presented. The Company merged PMI Guaranty into its U.S. Mortgage Insurance Operations during the fourth quarter of 2008. See Note 2 above for discussion on impairment of the Company’s investments in RAM Re and FGIC.

(9)

The Corporate and Other segment includes other income and related operating expenses of PMI Mortgage Services Co.’s investment income, change in fair value of certain debt instruments, interest expense, intercompany eliminations and corporate expenses of the Company; the results of Commercial Loan Insurance Corporation, WMAC Credit Insurance Corporation and equity in earnings (losses) from certain limited partnerships.

(10)

The loss ratio is expressed as a ratio of losses and loss adjustment expenses (“LAE”) from continuing operations to premiums earned from continuing operations. The expense ratio is expressed as a ratio of the sum of amortization of deferred policy acquisition costs and other underwriting and operating expenses from continuing operations to net premiums written from continuing operations.

(11)

Pool insurance includes modified pool, GSE pool, old pool and all other pool insurance products for U.S. Mortgage Insurance Operations. As of June 30, 2008, we adjusted pool risk in force to appropriately reflect the effect of loan repayments on risk limits.

(12)

Loss severity is, for a given period, initial claims paid as a percentage of the total risk in force of loans for which claims were paid. Initial claims paid does not include supplemental and other payments.

(13)	PMI’s persistency rate was calculated based upon the percentage of primary insurance in force at the beginning of a 12-month period that remains in force at the end of that period.

(14)

The statutory risk-to-capital ratio is for PMI Mortgage Insurance Co. only. As of March 31, 2009, the Company adjusted its statutory risk-to-capital ratio based on recent regulatory clarification to adjust the calculation to exclude risk in force for which a loss reserve has been established.

(15)

As of data, such as insurance in force, risk in force, policy in force and loans in default, are the same as the recent period end in the total column except for captive agreements which relate to NIW for the periods presented.

Note:	The interim financial and statistical information contained in this material is unaudited. Certain prior periods’ information has been reclassified to conform to the current periods’ presentation.

The PMI Group, Inc.’s Investor Relations contacts:

Bill Horning	Kosta Karmaniolas
Vice President, Investor Relations and Corporate Capital Management and Analysis	Director, Investor Relations and Corporate Capital Management and Analysis
(925) 658-6193	(925) 658-6137

THE PMI GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended March 31,
	2009	2008
	(Unaudited)
	(Dollars and shares in thousands, except per share data)
Net premiums written	$184,846	$212,694

Revenues
Premiums earned	$188,094	$211,041
Net gain from credit default swaps	7,756	800
Net investment income	34,437	34,709
Net realized investment (losses) gains	(5,883)	41,309
Change in fair value of certain debt instruments (1)	18,476	28,708
Impairment of unconsolidated subsidiaries (2)	—	(87,981)
Other income	2,184	3,195

Total revenues	245,064	231,781

Losses and expenses
Losses and loss adjustment expenses	382,947	556,053
Amortization of deferred policy acquisition costs	3,345	4,596
Other underwriting and operating expenses (3)	40,021	47,603
Interest expense	11,852	8,363

Total losses and expenses	438,165	616,615

Loss before equity in losses from unconsolidated subsidiaries and income taxes	(193,101)	(384,834)
Equity in losses from unconsolidated subsidiaries (4)	(2,446)	(33,477)

Loss from continuing operations before income taxes	(195,547)	(418,311)
Income tax benefit from continuing operations	(80,286)	(112,395)

Loss from continuing operations	(115,261)	(305,916)
(Loss) income from discontinued operations, net of taxes	(30)	31,952

Net loss	$(115,291)	$(273,964)

Diluted loss from continuing operations per share	$(1.41)	$(3.77)
Diluted income from discontinued operations per share	—	0.40

Diluted net loss per share	$(1.41)	$(3.37)

Share data:
Basic weighted average common shares outstanding	81,895	81,204
Stock options and other dilutive components (5)	—	—

Diluted weighted average common shares outstanding (5)	81,895	81,204

THE PMI GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	March 31, 2009	December 31, 2008	March 31, 2008
	(Unaudited)	(Audited)	(Unaudited)
	(Dollars and shares in thousands, except per share data)
Assets
Investments:
Fixed income securities	$2,132,614	$1,997,466	$2,250,458
Equity securities:
Common	3,303	5,593	15,405
Preferred	158,994	216,256	281,748
Short term investments	2,284	2,280	2,251

Total investments	$2,297,195	$2,221,595	$2,549,862
Cash and cash equivalents	1,328,269	1,483,313	394,439
Investments in unconsolidated subsidiaries	149,816	150,377	175,155
Reinsurance recoverables	549,369	482,678	124,932
Deferred policy acquisition costs	39,061	34,791	24,598
Property, equipment and software, net of accumulated depreciation and amortization	126,806	131,211	154,698
Other assets	402,558	320,434	275,660
Assets - discontinued operations - held for sale	—	—	1,522,347

Total assets	$4,893,074	$4,824,399	$5,221,691

Liabilities
Reserve for losses and loss adjustment expenses	$2,915,862	$2,709,286	$1,649,111
Unearned premiums	111,018	111,656	140,409
Debt	457,054	481,764	414,378
Other liabilities	246,127	243,468	201,243
Liabilities - discontinued operations - held for sale	—	—	576,681

Total liabilities	3,730,061	3,546,174	2,981,822
Shareholders’ equity
Common stock	1,193	1,193	1,193
Additional paid-in capital, treasury stock and retained earnings	1,199,463	1,312,711	1,964,786
Accumulated other comprehensive (loss) income, net of deferred taxes	(37,643)	(35,679)	273,890

Total shareholders’ equity	1,163,013	1,278,225	2,239,869

Total liabilities and shareholders’ equity	$4,893,074	$4,824,399	$5,221,691

Basic shares issued and outstanding	82,147	81,688	81,213

Book value per share	$14.16	$15.65	$27.58

THE PMI GROUP, INC. AND SUBSIDIARIES

BUSINESS SEGMENTS RESULTS OF OPERATIONS - THREE MONTHS ENDED MARCH 31, 2009 AND 2008

	U.S. Mortgage Insurance Operations (6)	International Operations (7)	Financial Guaranty (8)	Corporate and Other (9)	Consolidated Total
	Three Months Ended March 31, 2009 (Unaudited)
	(Dollars in thousands)
Net premiums written	$184,295	$546	$—	$5	$184,846

Revenues
Premiums earned	$185,614	$2,472	$—	$8	$188,094
Net gain from credit default swaps	—	7,756	—	—	7,756
Net investment income	27,770	4,692	—	1,975	34,437
Net realized investment losses	(4,268)	(1,597)	—	(18)	(5,883)
Change in fair value of certain debt instruments (1)	—	—	—	18,476	18,476
Impairment of unconsolidated subsidiary(14)	—	—	—	—	—
Other (loss) income	(50)	(35)	—	2,269	2,184

Total revenues	209,066	13,288	—	22,710	245,064

Losses and expenses
Losses and loss adjustment expenses	379,846	3,101	—	—	382,947
Amortization of deferred policy acquisition costs	3,025	320	—	—	3,345
Other underwriting and operating expenses	33,520	2,791	—	3,710	40,021
Interest expense	16	—	—	11,836	11,852

Total losses and expenses	416,407	6,212	—	15,546	438,165

(Loss) income before equity in losses from unconsolidated subsidiaries and income taxes	(207,341)	7,076	—	7,164	(193,101)
Equity in losses from unconsolidated subsidiaries (4)	(2,294)	—	—	(152)	(2,446)

(Loss) income from continuing operations before income taxes	(209,635)	7,076	—	7,012	(195,547)
Income tax (benefit) expense from continuing operations	(82,069)	346	—	1,437	(80,286)

(Loss) income from continuing operations	(127,566)	6,730	—	5,575	(115,261)
Loss from discontinued operations, net of taxes	—	(30)	—	—	(30)

Net (loss) income	$(127,566)	$6,700	$—	$5,575	$(115,291)

Loss ratio (10)	204.6%
Expense ratio (10)	19.8%
Combined ratio	224.4%

	Three Months Ended March 31, 2008 (Unaudited)
	(Dollars in thousands)
Net premiums written	$204,998	$7,688	$—	$8	$212,694

Revenues
Premiums earned	$207,824	$3,205	$—	$12	$211,041
Net gain from credit default swaps	—	800	—	—	800
Net investment income	28,000	4,767	—	1,942	34,709
Net realized investment gains (losses)	41,551	(231)	—	(11)	41,309
Change in fair value of certain debt instruments (1)	—	—	—	28,708	28,708
Impairment of unconsolidated subsidiaries	—	—	(87,981)	—	(87,981)
Other (loss) income	(76)	28	—	3,243	3,195

Total revenues (expenses)	277,299	8,569	(87,981)	33,894	231,781

Losses and expenses
Losses and loss adjustment expenses	537,033	19,020	—	—	556,053
Amortization of deferred policy acquisition costs	4,251	345	—	—	4,596
Other underwriting and operating expenses	22,339	6,981	—	18,283	47,603
Interest expense	32	—	—	8,331	8,363

Total losses and expenses	563,655	26,346	—	26,614	616,615

(Loss) income before equity in earnings (losses) from unconsolidated subsidiaries and income taxes	(286,356)	(17,777)	(87,981)	7,280	(384,834)
Equity in earnings (losses) from unconsolidated subsidiaries (4)	2,880	—	(36,236)	(121)	(33,477)

(Loss) income from continuing operations before income taxes	(283,476)	(17,777)	(124,217)	7,159	(418,311)
Income tax (benefit) expense from continuing operations	(110,999)	(2,336)	(1,244)	2,184	(112,395)

(Loss) income from continuing operations	(172,477)	(15,441)	(122,973)	4,975	(305,916)

Income (loss) from discontinued operations, net of taxes	—	33,217	(1,265)	—	31,952

Net (loss) income	$(172,477)	$17,776	$(124,238)	$4,975	$(273,964)

Loss ratio (10)	258.4%
Expense ratio (10)	13.0%
Combined ratio	271.4%

THE PMI GROUP, INC. AND SUBSIDIARIES

BUSINESS SEGMENTS BALANCE SHEETS

	U.S. Mortgage Insurance Operations (6)	International Operations (7)	Financial Guaranty (8)	Corporate and Other (9)	Consolidated Total
	March 31, 2009 (Unaudited)
	(Dollars in thousands)
Assets
Investments:
Fixed income securities	$1,917,378	$97,518	$—	$117,718	$2,132,614
Equity securities:
Common	3,303	—	—	—	3,303
Preferred	158,994	—	—	—	158,994
Short term investments	981	3	—	1,300	2,284

Total investments	$2,080,656	$97,521	$—	$119,018	$2,297,195
Cash and cash equivalents	1,058,306	134,011	—	135,952	1,328,269
Investments in unconsolidated subsidiaries	134,646	—	—	15,170	149,816
Reinsurance recoverables	549,369	—	—	—	549,369
Deferred policy acquisition costs	37,034	2,027	—	—	39,061
Property, equipment and software, net of accumulated depreciation and amortization	51,191	688	—	74,927	126,806
Other assets (liabilities)	359,573	10,620	70,696	(38,331)	402,558

Total assets	$4,270,775	$244,867	$70,696	$306,736	$4,893,074

Liabilities
Reserve for losses and loss adjustment expenses	$2,854,797	$61,065	$—	$—	$2,915,862
Unearned premiums	86,480	24,522	—	16	111,018
Debt	—	—	—	457,054	457,054
Other liabilities (assets)	203,772	64,623	—	(22,268)	246,127

Total liabilities	3,145,049	150,210	—	434,802	3,730,061

Shareholders’ equity (deficit)	1,125,726	94,657	70,696	(128,066)	1,163,013

Total liabilities and shareholders’ equity	$4,270,775	$244,867	$70,696	$306,736	$4,893,074

	December 31, 2008 (Audited)
	(Dollars in thousands)
Assets
Investments:
Fixed income securities	$1,722,432	$139,804	$—	$135,230	$1,997,466
Equity securities:
Common	5,593	—	—	—	5,593
Preferred	216,256	—	—	—	216,256
Short term investments	980	—	—	1,300	2,280

Total investments	$1,945,261	$139,804	—	$136,530	$2,221,595
Cash and cash equivalents	1,239,490	124,518	—	119,305	1,483,313
Investments in unconsolidated subsidiaries	135,082	—	—	15,295	150,377
Reinsurance recoverables	482,678	—	—	—	482,678
Deferred policy acquisition costs	32,317	2,474	—	—	34,791
Property, equipment and software, net of accumulated depreciation and amortization	54,230	948	—	76,033	131,211
Other assets (liabilities)	262,166	14,424	70,696	(26,852)	320,434

Total assets	$4,151,224	$282,168	$70,696	$320,311	$4,824,399

Liabilities
Reserve for losses and loss adjustment expenses	$2,624,504	$84,782	$—	$—	$2,709,286
Unearned premiums	86,187	25,449	—	20	111,656
Debt	—	—	—	481,764	481,764
Other liabilities (assets)	190,348	78,436	—	(25,316)	243,468

Total liabilities	2,901,039	188,667	—	456,468	3,546,174

Shareholders’ equity (deficit)	1,250,185	93,501	70,696	(136,157)	1,278,225

Total liabilities and shareholders’ equity	$4,151,224	$282,168	$70,696	$320,311	$4,824,399

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS SEGMENT(6) RESULTS OF OPERATIONS AND BALANCE SHEETS

	2009	2008
	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008	Total
	(Dollars in thousands)
Income Statement Components - Quarter Ended
Revenues
Premiums written:
Gross premiums written	$245,759	$243,883	$249,423	$251,677	$262,870	$1,007,853
Ceded and refunded premiums, net of assumed premiums	(61,464)	(68,225)	(75,515)	(55,614)	(57,872)	(257,226)

Net premiums written	184,295	175,658	173,908	196,063	204,998	750,627
Change in unearned premiums	1,319	5,261	5,887	7,572	2,826	21,546

Premiums earned	$185,614	$180,919	$179,795	$203,635	$207,824	$772,173
Net investment income	27,770	28,633	29,331	29,255	28,000	115,219
Net realized investment (losses) gains	(4,268)	(25,451)	(50,800)	(12,900)	41,551	(47,600)
Other (loss) income	(50)	6	(190)	(91)	(76)	(351)

Total revenues	209,066	184,107	158,136	219,899	277,299	839,441

Losses and expenses
Losses and loss adjustment expenses	379,846	398,010	348,201	552,476	537,033	1,835,720
Amortization of deferred policy acquisition costs	3,025	4,129	3,387	3,819	4,251	15,586
Other underwriting and operating expenses	33,520	52,237	24,633	24,159	22,339	123,368
Interest expense	16	25	53	29	32	139

Total losses and expenses	416,407	454,401	376,274	580,483	563,655	1,974,813

Loss before equity in (losses) earnings from unconsolidated subsidiaries and income taxes	(207,341)	(270,294)	(218,138)	(360,584)	(286,356)	(1,135,372)
Equity in (losses) earnings from unconsolidated subsidiaries	(2,294)	675	(85)	2,986	2,880	6,456

Loss before income taxes	(209,635)	(269,619)	(218,223)	(357,598)	(283,476)	(1,128,916)
Income tax benefit	(82,069)	(95,525)	(81,108)	(131,739)	(110,999)	(419,371)

Net loss	$(127,566)	$(174,094)	$(137,115)	$(225,859)	$(172,477)	$(709,545)

Loss ratio (10)	204.6%	220.0%	193.7%	271.3%	258.4%	237.7%
Expense ratio (10)	19.8%	32.1%	16.1%	14.3%	13.0%	18.5%
Combined ratio	224.4%	252.1%	209.8%	285.6%	271.4%	256.2%

	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008
	(Dollars in thousands)
Balance Sheet Components - As of Quarter End
Assets
Investments:
Fixed income securities	$1,917,378	$1,722,432	$1,726,032	$1,960,626	$1,746,902
Equity securities:
Common	3,303	5,593	9,883	10,927	14,159
Preferred	158,994	216,256	212,703	243,459	260,646
Short term investments	981	980	980	977	951

Total investments	$2,080,656	$1,945,261	$1,949,598	$2,215,989	$2,022,658
Cash and cash equivalents	1,058,306	1,239,490	400,086	106,317	285,074
Investments in unconsolidated subsidiaries	134,646	135,082	132,584	135,580	133,664
Reinsurance recoverables	549,369	482,678	392,701	313,549	123,864
Deferred policy acquisition costs	37,034	32,317	28,091	22,532	15,992
Property, equipment and software, net of accumulated depreciation and amortization	51,191	54,230	60,000	70,330	73,832
Other assets	359,573	262,166	298,908	264,577	242,679

Total assets	$4,270,775	$4,151,224	$3,261,968	$3,128,874	$2,897,763

Liabilities
Reserve for losses and loss adjustment expenses	$2,854,797	$2,624,504	$2,349,651	$2,132,632	$1,589,253
Unearned premiums	86,480	86,187	90,007	96,739	104,674
Other liabilities	203,772	190,348	200,593	115,973	185,738

Total liabilities	3,145,049	2,901,039	2,640,251	2,345,344	1,879,665

Shareholder’s equity	1,125,726	1,250,185	621,717	783,530	1,018,098

Total liabilities and shareholder’s equity	$4,270,775	$4,151,224	$3,261,968	$3,128,874	$2,897,763

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS PORTFOLIO CHARACTERISTICS (1)

	2009	2008
	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008	Total
	(Dollars in millions)
New Insurance Written
Flow insurance written	$4,847	$5,725	$6,156	$4,364	$5,952	$22,197
Structured insurance written	1	24	67	184	167	442

Primary new insurance written	$4,848	$5,749	$6,223	$4,548	$6,119	$22,639

Primary new risk written	$1,034	$1,322	$1,413	$985	$1,417	$5,137
Pool new insurance written (11)	$—	$—	$—	$—	$274	$274
Pool new risk written (11)	$—	$—	$—	$—	$4	$4
Product mix as a % of primary new insurance written:
High LTV (above 97% LTV’s)	0%	0%	0%	4%	15%	5%
95.01% to 97% LTV’s	1%	3%	4%	5%	2%	3%
90.01% to 95% LTV’s	30%	31%	26%	22%	23%	26%
85.01% to 90% LTV’s	48%	52%	55%	49%	44%	50%
85% and below	21%	14%	15%	20%	16%	16%
Less than A quality loans	0%	0%	0%	1%	4%	1%
Alt-A loans	0%	0%	1%	8%	13%	5%
Interest only loans	0%	2%	5%	6%	8%	5%
Payment option ARMS	0%	0%	0%	0%	0%	0%
ARMs	0%	1%	1%	2%	2%	1%
Monthlies	89%	93%	92%	97%	98%	95%
Refinances	54%	25%	22%	41%	45%	33%
Structured transactions	0%	0%	1%	4%	3%	2%

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS PORTFOLIO CHARACTERISTICS (2)

	2009	2008
	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008
	(Dollars in millions, except loan size)
Primary Insurance and Risk in Force
Primary insurance in force
Flow	$106,352	$106,147	$104,336	$103,626	$103,860
Structured transactions	17,545	18,118	18,806	19,525	20,403

Total	$123,897	$124,265	$123,142	$123,151	$124,263

Primary risk in force
Flow	$26,237	$26,329	$25,981	$25,983	$26,156
Structured transactions	4,129	4,276	4,458	4,650	4,896

Total	$30,366	$30,605	$30,439	$30,633	$31,052

Pool risk in force (11)	$2,250	$2,722	$2,762	$2,812	$3,443
Primary risk in force - credit score distribution
Flow
620 or above	94.3%	94.1%	93.7%	93.4%	93.2%
619-575	4.5%	4.6%	4.9%	5.1%	5.3%
574 or below	1.2%	1.3%	1.4%	1.5%	1.5%
Structured transactions
620 or above	86.0%	86.2%	86.2%	86.2%	86.2%
619-575	8.8%	8.7%	8.7%	8.7%	8.7%
574 or below	5.2%	5.1%	5.1%	5.1%	5.1%
Total
620 or above	93.1%	93.0%	92.6%	92.4%	92.1%
619-575	5.1%	5.2%	5.5%	5.6%	5.8%
574 or below	1.8%	1.8%	1.9%	2.0%	2.1%
Primary average loan size (in thousands)
Flow	$161.6	$160.3	$158.3	$157.0	$155.6
Structured transactions	$158.9	$159.4	$159.9	$160.3	$160.8
Total	$161.2	$160.2	$158.6	$157.5	$156.4
Loss severity (12) - primary (quarterly)
Flow	83.6%	87.4%	100.7%	98.8%	95.7%
Structured transactions	85.9%	91.9%	98.9%	98.2%	98.9%
Total	84.3%	89.0%	100.0%	98.6%	96.9%
Persistency (13)
Primary persistency rate	82.5%	82.2%	81.0%	79.6%	77.6%
Risk-to-capital ratio (14)	18.7 to 1	16.6 to 1	14.3 to 1	11.7 to 1	10.5 to 1

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS PORTFOLIO CHARACTERISTICS (3)

	3/31/2009		12/31/2008		3/31/2008
	Primary Risk in Force	Percent of Total	Primary Risk in Force	Percent of Total	Primary Risk in Force	Percent of Total
	(In millions)		(In millions)		(In millions)
Policy Year As a Percentage of Primary Risk in Force (RIF)
Prior to 1999	$317	1.0%	$336	1.1%	$411	1.3%
1999	265	0.9%	273	0.9%	300	1.0%
2000	117	0.4%	122	0.4%	137	0.4%
2001	418	1.4%	438	1.4%	509	1.6%
2002	912	3.0%	956	3.1%	1,109	3.6%
2003	2,461	8.1%	2,577	8.4%	2,992	9.6%
2004	2,645	8.7%	2,755	9.0%	3,163	10.2%
2005	3,880	12.8%	4,029	13.2%	4,596	14.8%
2006	4,963	16.3%	5,175	16.9%	5,914	19.1%
2007	8,694	28.6%	9,068	29.6%	10,519	33.9%
2008	4,670	15.4%	4,876	16.0%	1,402	4.5%
2009	1,024	3.4%	—	0.0%	—	0.0%

Total	$30,366		$30,605		$31,052

	3/31/2009		12/31/2008		3/31/2008
	% of Primary RIF	Primary Default Rate	% of Primary RIF	Primary Default Rate	% of Primary RIF	Primary Default Rate
Top 10 States as a Percentage of Primary Risk in Force, (Ranking based on 3/31/09 RIF)
Florida	10.1%	31.3%	10.3%	27.8%	10.8%	14.0%
California	7.8%	28.5%	8.0%	24.7%	8.4%	14.0%
Texas	7.3%	8.9%	7.3%	9.4%	7.2%	6.2%
Illinois	5.2%	16.5%	5.2%	14.8%	5.0%	9.0%
Georgia	4.7%	15.7%	4.7%	14.6%	4.6%	10.0%
New York	3.9%	12.3%	3.9%	11.3%	3.6%	7.1%
Ohio	3.8%	13.7%	3.8%	13.5%	3.8%	10.7%
Pennsylvania	3.4%	11.0%	3.3%	10.8%	3.3%	7.5%
New Jersey	3.2%	16.2%	3.2%	14.2%	3.0%	8.8%
Washington	3.2%	9.9%	3.1%	8.1%	3.1%	4.2%

	2009	2008
	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008
As a Percentage of Primary Risk in Force - loan to value ratios
High LTV (above 97% LTV’s)	20.8%	21.5%	22.6%	24.0%	24.4%
95.01% to 97% LTV’s	4.1%	4.1%	4.0%	3.9%	3.8%
90.01% to 95% LTV’s	30.2%	29.9%	29.4%	29.3%	29.4%
85.01% to 90% LTV’s	37.8%	37.5%	36.9%	35.7%	35.3%
85% and below	7.1%	7.0%	7.1%	7.1%	7.1%
As a Percentage of Primary Risk in Force:
Less-than-A quality (FICO scores below 620)	6.9%	7.1%	7.4%	7.7%	7.9%
Less-than-A quality (FICO scores below 575) (A)	1.8%	1.8%	1.9%	2.0%	2.1%
Alt-A Loans:
With FICO scores of 660 and above	15.7%	16.3%	17.4%	19.0%	19.4%
With FICO scores below 660 and above 619	2.3%	2.5%	2.6%	2.9%	3.0%

Total Alt-A Loans	18.0%	18.8%	20.0%	21.9%	22.4%
ARMs (B)	9.9%	10.3%	11.0%	11.6%	12.1%
Interest Only (C)	11.3%	11.8%	12.5%	13.8%	14.0%
Payment Option ARMs	3.3%	3.4%	3.6%	3.7%	3.7%

(A)	Less-than-A quality loans with FICO scores below 575 is a subset of PMI’s less-than-A quality loan portfolio.

(B)	Approximately 1.0% and 0.6% of RIF are subject to initial payment adjustment in 2009 and 2010, respectively.

(C)	Approximately 95.3% and 96.9% of interest only loans written in 2008 and the first quarter of 2009, respectively, have an initial deferral period of 5 years or greater.

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS DEFAULT INFORMATION

	2009	2008
	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008	Total (15)
	(Dollars in millions, except claim size)
Primary loans, defaults and default rates
Primary policies in force	768,441	775,841	776,544	781,867	794,323	775,841
Primary loans in default	117,503	109,580	93,670	80,895	69,718	109,580
Primary default rate	15.29%	14.12%	12.06%	10.35%	8.78%	14.12%
Flow only default rate	14.14%	13.00%	10.93%	9.26%	7.57%	13.00%
Structured transactions only default rate	22.16%	20.70%	18.41%	16.25%	15.14%	20.70%
Pool default rate	17.69%	15.54%	12.74%	10.76%	9.20%	15.54%
Primary default rates by loan type
Alt-A loans	34.79%	30.56%	25.79%	21.67%	17.47%	30.56%
Less than A quality loans	30.94%	30.81%	27.25%	23.27%	20.74%	30.81%
Above 97s	19.85%	18.28%	15.23%	12.39%	10.18%	18.28%
ARMs (excluding 2/28 Hybrid ARMs)	35.09%	32.00%	27.40%	23.41%	19.03%	32.00%
2/28 Hybrid ARMs	49.95%	48.46%	47.38%	45.38%	42.95%	48.46%
Payment option ARMs	43.78%	38.87%	32.60%	26.72%	19.59%	38.87%
Interest Only	33.41%	28.62%	23.53%	19.25%	15.04%	28.62%
Claims paid
Primary claims paid - flow	$136.7	$143.7	$130.1	$117.2	$93.0	$484.0
Primary claims paid - structured transactions	65.3	79.7	76.9	71.8	59.9	288.3
Supplemental and other (16)	(0.6)	(7.4)	(24.6)	0.9	1.8	(29.3)

Total primary claims paid	201.4	216.0	182.4	189.9	154.7	743.0
Total pool and other	5.2	8.5	17.7	2.8	7.9	36.9

Total claims paid	206.6	224.5	200.1	192.7	162.6	779.9
Loss adjustment expenses	9.6	11.6	10.2	6.1	6.2	34.1

Total claims paid including loss adjustment expenses	$216.2	$236.1	$210.3	$198.8	$168.8	$814.0
Number of primary claims paid	4,613	5,044	4,371	4,329	3,722	17,466
Average primary claim size (in thousands)	$43.7	$44.4	$47.6	$43.9	$41.6	$44.5
Captive reinsurance arrangements
Percentage of flow NIW subject to captive reinsurance arrangements	4.7%	23.2%	19.6%	50.8%	68.4%	39.8%
Percentage of primary NIW subject to captive reinsurance arrangements	4.7%	23.1%	19.4%	48.7%	66.5%	39.0%
Percentage of primary IIF subject to captive reinsurance arrangements	47.5%	49.0%	50.0%	53.0%	53.0%	51.2%
Percentage of primary RIF subject to captive reinsurance arrangements	48.3%	49.5%	50.4%	53.1%	53.1%	51.5%

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS ANALYSIS OF LOSS RESERVES

	2009	2008
	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008
	(Dollars in millions)	(Dollars in millions)
Loss Reserve Analysis
Beginning reserves for losses and LAE,	$2,624.5	$2,349.7	$2,132.6	$1,589.3	$1,133.1
Reinsurance recoverables	(482.7)	(392.7)	(313.5)	(123.9)	(35.9)

Net balance at beginning of the period	2,141.8	1,957.0	1,819.1	1,465.4	1,097.2
Loss and LAE incurred (principally with respect to defaults occuring in):
Current year	370.6	473.8	393.5	480.4	363.2
Prior years	9.2	(45.8)	(45.3)	72.1	173.8

Total incurred	379.8	428.0	348.2	552.5	537.0
Loss and LAE payments (principally with respect to defaults occuring in):
Current year	(2.6)	(72.7)	(22.7)	(5.4)	(0.1)
Prior years	(213.6)	(170.5)	(187.6)	(193.4)	(168.7)

Total payments	(216.2)	(243.2)	(210.3)	(198.8)	(168.8)
Net ending balance	2,305.4	2,141.8	1,957.0	1,819.1	1,465.4
Reinsurance recoverables (A)	549.4	482.7	392.7	313.5	123.9

Ending reserves for losses and LAE	$2,854.8	$2,624.5	$2,349.7	$2,132.6	$1,589.3

	3/31/2009	12/31/2008	12/31/2007	12/31/2006
		(Dollars in thousands)
Loss Reserves by Book Year
2002 and prior	$128,501	$137,136	$117,987	$103,053
2003	115,725	118,672	87,713	65,107
2004	172,624	166,420	119,017	76,606
2005	437,354	406,224	238,077	83,339
2006	872,408	774,871	345,918	38,077
2007	1,007,037	928,065	224,368	—
2008	120,973	93,116	—	—
2009	175	—	—	—

Total Loss Reserves	$2,854,797	$2,624,504	$1,133,080	$366,182

	3/31/2009		12/31/2008		9/30/2008		6/30/2008		3/31/2008
	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE
	(Dollars in millions)
Primary insurance	117,503	$2,445.2	109,580	$2,340.0	93,670	$2,195.3	80,895	$2,037.4	69,718	$1,498.9
Pool insurance (11)	53,807	386.7	50,770	261.6	42,741	154.4	37,640	95.2	33,536	90.4
Surety (B)	—	22.9	—	22.9	—	—	—	—	—	—

Total	171,310	$2,854.8	160,530	$2,624.5	136,411	$2,349.7	118,535	$2,132.6	103,254	$1,589.3

(A)	Reinsurance recoverables includes captive reinsurance agreements and other reinsurance recoverables.

(B)	Reserve for losses and LAE relates to loss reserves on PMI Guaranty’s surety business with FGIC which was commutated and merged into the Company’s U.S. Mortgage Insurance Operations in the fourth quarter of 2008.

THE PMI GROUP, INC. AND SUBSIDIARIES

CMG MORTGAGE INSURANCE COMPANY STATISTICAL INFORMATION

	2009	2008
	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008	Total (15)
	(Dollars in millions, except claims paid and claim size)
Primary new insurance written	$1,630	$1,148	$1,466	$1,877	$1,353	$5,844
Primary insurance in force	$22,665	$22,015	$21,446	$20,627	$19,530	$22,015
Primary risk in force	$5,569	$5,465	$5,334	$5,137	$4,871	$5,465
Policies in force	142,541	140,128	137,979	134,451	129,032	140,128
Primary loans in default	4,480	3,565	2,795	2,157	1,832	3,565
Primary default rate	3.14%	2.54%	2.03%	1.60%	1.42%	2.54%
Persistency	84.7%	85.4%	84.1%	82.6%	81.6%	85.4%
Primary claims paid (in thousands)	$10,703	$8,432	$5,929	$6,051	$4,033	$24,445
Number of primary claims paid	235	232	169	173	118	692
Average primary claim size (in thousands)	$45.5	$36.3	$35.1	$35.0	$34.2	$35.3

THE PMI GROUP, INC. AND SUBSIDIARIES

INTERNATIONAL OPERATIONS SEGMENT (7) RESULTS OF OPERATIONS AND BALANCE SHEETS

	2009	2008
	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008	Total
	(U.S. dollars in thousands)
Income Statement Components - Quarter Ended
Net premiums written	$546	$1,875	$2,577	$6,093	$7,688	$18,233

Revenues
Premiums earned	$2,472	$3,192	$3,776	$3,769	$3,205	$13,942
Net gains (losses) from credit default swaps	7,756	(11,714)	(9,911)	9,550	800	(11,275)
Net investment income	4,692	509	3,875	3,762	4,767	12,913
Net realized investment (losses) gains	(1,597)	(896)	1,868	(480)	(231)	261
Other (loss) income	(35)	(23)	(23)	23	28	5

Total revenues (expenses)	13,288	(8,932)	(415)	16,624	8,569	15,846

Losses and expenses
Losses and loss adjustment expenses	3,101	6,447	34,488	3,589	19,020	63,544
Amortization of deferred policy acquisition costs	320	383	1,568	403	345	2,699
Other underwriting and operating expenses (3)	2,791	12,216	13,048	7,658	6,981	39,903

Total losses and expenses	6,212	19,046	49,104	11,650	26,346	106,146

Income (loss) from continuing operations before income taxes	7,076	(27,978)	(49,519)	4,974	(17,777)	(90,300)
Income tax expense (benefit) from continuing operations	346	2,242	(3,510)	340	(2,336)	(3,264)

Income (loss) from continuing operations	6,730	(30,220)	(46,009)	4,634	(15,441)	(87,036)
Income (loss) from discontinued operations, net of taxes	—	1,914	(51)	26,469	33,217	61,549
(Loss) gain on sale from discontinued operations, net of taxes	(30)	1,741	(80,490)	—	—	(78,749)

Net income (loss)	$6,700	$(26,565)	$(126,550)	$31,103	$17,776	$(104,236)

Loss ratio, expense ratio and combined ratio for the International Operations segement are not meaningful due to the sale of PMI Australia and PMI Asia, which were classified as discontinued operations.

	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008
		(U.S. dollars in thousands)
Balance Sheet Components - As of Quarter End
Assets
Investments:
Fixed income and equity securities	$97,521	$139,804	$158,171	$285,814	$288,047
Cash and cash equivalents	134,011	124,518	164,276	64,566	61,732
Reinsurance recoverables	—	—	953	1,066	1,068
Deferred policy acquisition costs	2,027	2,474	2,945	4,965	5,006
Property, equipment and software, net of accumulated depreciation and amortization	688	948	1,709	1,901	2,065
Other assets	10,620	14,424	18,596	15,815	16,837
Assets - discontinued operations - held for sale	—	—	1,324,795	1,618,497	1,522,347

Total assets	$244,867	$282,168	$1,671,445	$1,992,624	$1,897,102

Liabilities
Reserve for losses and loss adjustment expenses	$61,065	$84,782	$90,856	$62,664	$60,736
Unearned premiums	24,522	25,449	27,296	31,660	29,378
Other liabilities	64,623	78,436	63,124	48,915	52,694
Liabilities - discontinued operations - held for sale	—	—	543,830	615,441	576,681

Total liabilities	150,210	188,667	725,106	758,680	719,489

Shareholder’s equity	94,657	93,501	946,339	1,233,944	1,177,613

Total liabilities and shareholder’s equity	$244,867	$282,168	$1,671,445	$1,992,624	$1,897,102

THE PMI GROUP, INC. AND SUBSIDIARIES

PMI EUROPE QUARTERLY FINANCIAL INFORMATION

	2009	2008
	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008	Total
	(U.S. dollars in thousands, unless otherwise noted)
Income Statement Components - Quarter Ended
Net premiums written	$546	$1,875	$2,577	$6,093	$5,368	$15,913

Revenues
Premiums earned	$2,373	$3,051	$3,598	$3,660	$3,156	$13,465
Net gains (losses) from credit default swaps	7,756	(11,714)	(9,911)	9,550	800	(11,275)
Net investment income	4,673	282	3,221	2,971	3,972	10,446
Net realized investment (losses) gains	(1,314)	(4,377)	874	(480)	(231)	(4,214)

Total revenues (expenses)	13,488	(12,758)	(2,218)	15,701	7,697	8,422

Losses and expenses
Losses and loss adjustment expenses	2,943	6,288	34,386	3,589	18,975	63,238
Amortization of deferred policy acquisition costs	298	311	1,565	401	345	2,622
Other underwriting and operating expenses (3)	2,436	6,069	9,813	5,587	4,633	26,102

Total losses and expenses	5,677	12,668	45,764	9,577	23,953	91,962

Income (loss) before income taxes	7,811	(25,426)	(47,982)	6,124	(16,256)	(83,540)
Income tax expense (benefit)	346	2,255	(3,510)	340	(2,336)	(3,251)

Net income (loss)	$7,465	$(27,681)	$(44,472)	$5,784	$(13,920)	$(80,289)

Net income (loss) (Euros in thousands)	€5,715	€(20,011)	€(29,410)	€3,704	€(8,857)	€(54,574)

Loss ratio, expense ratio and combined ratio for PMI Europe are not meaningful.

	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008
	(U.S. dollars in thousands)
Balance Sheet Components - As of Quarter End
Assets
Investments:
Fixed income securities	$96,586	$136,856	$145,746	$220,099	$222,364
Cash and cash equivalents	117,336	107,420	109,440	58,256	53,765
Reinsurance recoverables	—	—	954	1,066	1,068
Deferred policy acquisition costs	1,811	2,228	2,580	4,581	4,623
Property, equipment and software, net of accumulated depreciation and amortization	688	948	1,165	1,269	1,372
Other assets	10,581	14,332	18,279	15,287	15,837

Total assets	$227,002	$261,784	$278,164	$300,558	$299,029

Liabilities
Reserve for losses and loss adjustment expenses	$60,637	$84,503	$90,715	$62,620	$60,692
Unearned premiums	23,167	23,948	25,417	29,521	27,140
Other liabilities	64,220	76,814	61,269	47,284	50,432

Total liabilities	148,024	185,265	177,401	139,425	138,264

Shareholder’s equity	78,978	76,519	100,763	161,133	160,765

Total liabilities and shareholder’s equity	$227,002	$261,784	$278,164	$300,558	$299,029

THE PMI GROUP, INC. AND SUBSIDIARIES

PMI EUROPE STATISTICAL INFORMATION

	2009	2008
	3/31/2009	12/31/2008	9/30/2008	6/30//2008	3/31/2008	Total (15)
	(U.S. dollars in millions, except claims paid)
New insurance written	$—	$172	$90	$129	$95	$486
New credit default swaps written	$—	$—	$—	$—	$—	$—
New reinsurance written	$—	$—	$—	$3,627	$1,934	$5,561
Insurance in force	$41,552	$46,290	$55,143	$62,422	$63,103	$46,290
Risk in force	$6,611	$7,367	$7,972	$9,182	$9,628	$7,367
Claims paid including credit default swaps (in thousands)	$23,570	$11,988	$2,461	$3,593	$3,562	$21,604

THE PMI GROUP, INC. AND SUBSIDIARIES

FINANCIAL GUARANTY SEGMENT (8) RESULTS OF OPERATIONS AND BALANCE SHEETS

	2009	2008
	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008	Total
	(Dollars in thousands)
Income Statement Components - Quarter Ended
Net premiums written	$—	$—	$—	$—	$—	$—

Revenues
Premiums earned	$—	$—	$—	$—	$—	$—
Net investment income	—	—	—	—	—	—
Net realized investment gains	—	—	—	—	—	—
Impairment of unconsolidated subsidiaries (2)	—	—	(2,887)	—	(87,981)	(90,868)

Total revenues (expenses)	—	—	(2,887)	—	(87,981)	(90,868)

Losses and expenses
Losses and loss adjustment expenses	—	—	—	—	—	—
Amortization of deferred policy acquisition costs	—	—	—	—	—	—
Other underwriting and operating expenses	—	—	—	—	—	—

Total losses and expenses	—	—	—	—	—	—

Loss before equity in losses from unconsolidated subsidiaries and income taxes	—	—	(2,887)	—	(87,981)	(90,868)
Equity in losses from unconsolidated subsidiaries	—	(6,453)	9,340	(24,321)	(36,236)	(57,670)

(Loss) income from continuing operations before income taxes	—	(6,453)	6,453	(24,321)	(124,217)	(148,538)
Income tax benefit from continuing operations	—	(23,296)	—	—	(1,244)	(24,540)

Income (loss) from continuing operations	$—	$16,843	$6,453	$(24,321)	$(122,973)	$(123,998)
(Loss) income from discontinued operations, net of taxes	—	(1,507)	437	(21,785)	(1,265)	(24,120)

Net income (loss)	$—	$15,336	$6,890	$(46,106)	$(124,238)	$(148,118)

	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008
	(Dollars in thousands)
Balance Sheet Components - As of Quarter End
Assets
Investments:
Fixed income securities	$—	$—	$617	$117,607	$163,534
Equity securities: preferred	—	—	—	20,097	21,102

Total investments	$—	$—	$617	$137,704	$184,636
Cash and cash equivalents	—	—	30,220	29,276	7,419
Investments in unconsolidated subsidiaries	—	—	6,453	—	25,998
Deferred policy acquisition costs	—	—	—	—	3,600
Property, equipment and software, net of accumulated depreciation and amortization	—	—	—	162	174
Other assets	70,696	70,696	60,414	67,520	7,323

Total assets	$70,696	$70,696	$97,704	$234,662	$229,150

Liabilities
Reserve for losses and loss adjustment expenses	$—	$—	$22,900	$7,241	$(878)
Unearned premiums	—	—	—	820	6,331
Long-term debt	—	—	—	50,000	50,000
Other (assets) liabilities	—	—	(2,000)	2,897	(45,082)

Total liabilities	—	—	20,900	60,958	10,371

Shareholder’s equity	70,696	70,696	76,804	173,704	218,779

Total liabilities and shareholder’s equity	$70,696	$70,696	$97,704	$234,662	$229,150

THE PMI GROUP, INC. AND SUBSIDIARIES

CORPORATE AND OTHER SEGMENT (9) RESULTS OF OPERATIONS AND BALANCE SHEETS

	2009	2008
	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008	Total
	(Dollars in thousands)
Income Statement Components - Quarter Ended
Net premiums written	$5	$10	$12	$5	$8	$35

Revenues
Premiums earned	$8	$11	$10	$11	$12	$44
Net investment income	1,975	2,410	3,136	2,757	1,942	10,245
Net realized investment losses	(18)	(1)	(988)	(3)	(11)	(1,003)
Change in fair value of certain debt instruments (1)	18,476	11,647	66,283	16,957	28,708	123,595
Other income	2,269	1,739	2,186	3,319	3,243	10,487

Total revenues	22,710	15,806	70,627	23,041	33,894	143,368

Losses and expenses
Losses and loss adjustment expenses	—	—	—	—	—	—
Other underwriting and operating expenses (income)	3,710	(5,847)	21,731	21,145	18,283	55,312
Interest expense	11,836	11,284	11,370	9,883	8,331	40,868

Total losses and expenses	15,546	5,437	33,101	31,028	26,614	96,180

Income (loss) before equity in losses from unconsolidated subsidiaries and income taxes	7,164	10,369	37,526	(7,987)	7,280	47,188
Equity in losses from unconsolidated subsidiaries	(152)	(194)	(152)	(121)	(121)	(588)

Income (loss) before income taxes	7,012	10,175	37,374	(8,108)	7,159	46,600
Income tax expense (benefit)	1,437	3,697	10,012	(2,684)	2,184	13,209

Net income (loss)	$5,575	$6,478	$27,362	$(5,424)	$4,975	$33,391

	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008
	(Dollars in thousands)
Balance Sheet Components - As of Quarter End
Assets
Investments:
Fixed income securities	$117,718	$135,230	$134,222	$50,080	$51,979
Equity securities: common	—	—	—	987	1,242
Short term investments	1,300	1,300	1,300	1,300	1,300

Total investments	$119,018	$136,530	$135,522	$52,367	$54,521
Cash and cash equivalents	135,952	119,305	118,659	224,779	40,214
Investments in unconsolidated subsidiaries	15,170	15,295	15,360	15,646	15,493
Property, equipment and software, net of accumulated depreciation and amortization	74,927	76,033	77,136	78,042	78,627
Other (liabilities) assets	(38,331)	(26,852)	(17,281)	(5,837)	8,821

Total assets	$306,736	$320,311	$329,396	$364,997	$197,676

Liabilities
Unearned premiums	$16	$20	$21	$18	$26
Debt	457,054	481,764	532,177	554,694	364,378
Other (assets) liabilities	(22,268)	(25,316)	(10,820)	(7,122)	7,893

Total liabilities	434,802	456,468	521,378	547,590	372,297

Shareholder’s deficit	(128,066)	(136,157)	(191,982)	(182,593)	(174,621)

Total liabilities and shareholder’s deficit	$306,736	$320,311	$329,396	$364,997	$197,676